                                                                    Exhibit 10.9

                           INTERNET SERVICES AGREEMENT


         This Internet Services Agreement (the "Agreement"), by and between EMC Corporation ("EMC"), a Massachusetts corporation with a principal place of business at 171 South Street, Hopkinton, MA 01748, and ZAP.COM Corporation, (the "Company") a Nevada corporation with a principal place of business at 100 Meridian Centre, Suite 350, Rochester, New York 14618 is made this 28th day of December, 1999 (the "Effective Date").

         WHEREAS, EMC HAS PRODUCTS AND SERVICES WHICH IT INTENDS TO EMPLOY TO SATISFY COMPANY'S REQUIREMENTS; AND

         WHEREAS, COMPANY DESIRES TO HAVE EMC PERFORM INTERNET SERVICES FOR COMPANY; AND

         WHEREAS, COMPANY OWNS AND OPERATES ONLINE INFORMATION SERVICES WHICH CONSIST OF CERTAIN HARDWARE, SOFTWARE AND APPLICATION SUBSYSTEMS THAT IT WISHES EMC TO INSTALL, OPERATE AND MAINTAIN FOR COMPANY AT EMC'S INTERNET SERVICES CENTER, AS FURTHER DEFINED IN THE STATEMENT(S) OF WORK,

         NOW, THEREFORE, IN CONSIDERATION OF THE ABOVE AND OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

         DEFINITIONS:

         "SERVICES" shall mean providing the computer hardware and all related interfaces, software, data storage and network interface connections and other such items necessary for the operation of the Company's internet Applications, the installation and the ongoing operation and maintenance of said Applications, all as more fully defined in each Statement of Work attached to and made a part of this Agreement, together with such consulting services as may be necessary to accomplish said installation, operation and maintenance.

         "APPLICATION" shall be defined in each Statement of Work.

         "CONTENT" shall mean all text, graphics, sound and video contained in the Application(s).

         1. GENERAL SCOPE OF AGREEMENT.

         Company is solely responsible for the Applications and the Content of the Applications and shall have sole discretion as to whether and when to issue a purchase order for Services in the form of a Statement of Work, once this Agreement is signed by both parties. In the event of any inconsistency between this Agreement and any such purchase order, the terms of this Agreement shall control and be determinative of the parties' rights. EMC is responsible for the equipment, facilities and services as defined herein and in each Statement of Work.

         2. SERVICES TO BE PERFORMED.

         EMC will perform the Services as detailed in each Statement of Work, according to the Functional Specifications in Section 2.1.

                  2.1 FUNCTIONAL SPECIFICATION

         EMC shall supply, maintain and operate the Services including its various parts in accordance with the functional specification (the "Functional Specification") set forth below:

         The hardware and software and other equipment items shall be specified in each Statement of Work attached to this Agreement.

         A protected and secure computer room environment with physical access restricted to authorized personnel, and network and remote access restricted by firewall and other electronic means to authorized users; sufficient fire repression equipment so as to protect the computer hardware and network hardware used by the Applications, and backup power supplies to provide uninterrupted supplies of electricity; automatic and regularly scheduled backup of all related data and the restoration of such backups on demand by Company; storage of such backups at a location different than that of the original data, together with such disaster recovery arrangements as are necessary to enable EMC to continue to provide the Services, without interruption, in the event of an unplanned interruption of or the inaccessibility of the Applications; twenty-four hour per day, seven days per week support of the computer room; and complete facilities management, including data backups, computer hardware maintenance, network hardware maintenance, installation of software updates and fixes as supplied by the manufacturers of the computer and network hardware and software in place, and any such other tasks as required to provide the Services in accordance with the requirements and obligations identified in each Statement of Work, routine maintenance to be performed between the hours of 2:00 AM and 4:00 AM on Sunday mornings, to minimize server downtime during peak usage periods. During the term of this Agreement, the allocation of hardware, software and other equipment and Services supplied by EMC may be re-allocated to other projects by Company and EMC upon submission of a revised Statement of Work, subject to both parties written acceptance which will not be unreasonably withheld or delayed.

                  2.2 STATEMENT OF WORK

         The parties will use documents ("Statements of Work") that define each assignment, task or project to be performed by EMC for Company. The Statements of Work will be as complete in details as is required to meet the function of the work. As a minimum, each Statement of Work must contain the following items: a detailed description of the project objective; specifications including but not limited to the following: megabytes of disk space on EMC's server(s) for storage of the Applications and any data files associated with the Applications, megabytes of bandwidth available to the Applications, maximum response time, number of e-mail accounts, number of redundant T3 connections to the Internet on diverse backbones; maximum downtime; accessibility of log information to the Company; use of a secure commerce server, etc; coordinators for both EMC and Company that will be responsible for the efforts; schedule for performance; reports and/or meetings required, and a list of equipment and services with prices.

         As each Statement of Work is prepared and signed by both parties, that Statement of Work will be incorporated by reference into this Agreement.

                  2.3 ACCEPTANCE BY COMPANY.

         Upon notice to the Company that the Applications have been installed and are operating in accordance with the Statement of Work, the Company shall review the operation of the Applications.*

                  2.4 REPRESENTATIONS AND WARRANTIES.

         EMC represents and warrants that it shall perform the Services in accordance with this Agreement and in a professional and workmanlike manner, and agrees that in the event EMC is unable for any reason to perform the Services in accordance with the Statement of Work, the Company may terminate this Agreement, in accordance with Section 6.3 of the Agreement.

         3. OTHER DUTIES OF EMC

                  3.1 APPOINTMENT OF CONTACT PERSONNEL

         EMC shall appoint a single, primary contact person who shall be Company's main representative at EMC and whose primary responsibility will be to assure that the obligations and responsibilities herein are performed in accordance with the specifications and requirements herein stated.

         From time to time it may be necessary to designate a new primary contact person. EMC will notify Company promptly in writing of the new primary contact person. Upon reasonable request from Company, EMC will change the primary contact person. The new primary contact must be fully brought up to speed on work completed to date for the Company by the previous contact at EMC. The new contact should be familiar with all

* Certain Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission running applications and server configurations before being installed as the new primary contact.

                  3.2 PROPRIETARY RIGHTS

         EMC is the sole owner of all right, title and interest in the computer hardware, software and network connections (the "technology") used to provide the Services, including any patent, copyright or trade secret rights (the "EMC rights"), provided EMC does not use the Confidential Information of the Company.

         4. DUTIES OF COMPANY

                  4.1 SUPPLY OF OPERATIONAL DATA

         Company shall supply to EMC all necessary operational data required to operate the unique software or Applications provided to EMC by Company, and all such other data that EMC reasonably requires in order to perform the Services; provided that all such operational data shall be protected as Confidential Information under the non-disclosure agreement between the parties dated October 25, 1999.

                  4.2 SUPPLY OF SERVER AND DATABASE SOFTWARE AND LICENSES

         Company shall supply EMC with such product information from the Applications, Hardware, Software and associated licenses or maintenance agreements as EMC needs to perform its obligations under this Agreement.

                  4.3 APPOINTMENT OF CONTACT PERSONNEL

         Company shall appoint a single, primary contact person who shall be EMC's main representative at Company and whose primary responsibility will be to assure that the obligations and responsibilities herein are performed in accordance with the specifications and requirements herein stated.

         From time to time it may be necessary to designate a new primary contact person. Company will notify EMC promptly in writing of the new primary contact person.

                  4.4 PROPRIETARY RIGHTS

         Company represents that the Application(s) contain technology and Content gathered, selected, coordinated and arranged by Company at considerable expense by the application of methods, editorial standards and judgment that are proprietary to Company and that the technology, Content and Applications are valuable assets of Company, and that title and ownership of the technology, Content and Application(s) remains exclusively with the Company and its licensors.

         EMC acknowledges that it is not acquiring any interest of any kind in the technology, Content or Application(s) of Company.

         5. PAYMENT

         Payment terms will be established by the parties and included in each Statement of Work. Unless specified otherwise in an agreed Statement of Work, Company shall pay all invoices within 10 days following the receipt of the invoice by Company, or upon such other terms as the parties may agree.

         6. TERM AND TERMINATION

                  6.1 TERM OF THE AGREEMENT
         This Agreement is effective as of the Effective Date and shall remain in effect for ___*____ or until terminated in accordance with the terms contained in the following sections and elsewhere in the Agreement.

                  6.2 RENEWAL OF THE AGREEMENT
         *Either party may elect not to renew by giving written notice to the other party in accordance with the notice provisions contained in Section 9 of this Agreement, not less than ninety (90) days prior to the end of the then current term.

                  6.3 TERMINATION OF THE AGREEMENT
         *In the event operation of the Applications is interrupted for a period longer than twenty-four hours during which EMC fails to make its best efforts to remedy the problem, Company shall have the right to terminate this Agreement immediately, upon notice and without further obligation to EMC.

                  6.4 UPTIME
         EMC guarantees __*__% system availability for the site on a rolling three-month basis measured monthly for the preceding three-month period. Site outages ("downtime") which will be counted against this _*__% metric will be any unscheduled downtime caused by any EMC personnel or equipment and related software within EMC's firewall which is used for operation of the site. Any downtime related to customer or third party software, content, applications or personnel will not be counted as downtime for the purpose of measuring overall system availability.

         7. LIMITATION OF LIABILITY
         *Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.

                  7.1 EMC SHALL, EXCEPT AS PROVIDED IN SECTION 7.4 OF THIS AGREEMENT, HOLD HARMLESS AND INDEMNIFY COMPANY FROM ANY LOSS OR DAMAGES (INCLUDING REASONABLE ATTORNEYS FEES) INCURRED BY COMPANY BECAUSE OF ANY CLAIMS, SUITS OR DEMANDS OF THIRD PARTIES ARISING OUT OF OR RESULTING FROM ANY TECHNOLOGY OR CONTENT PROVIDED BY EMC TO COMPANY.

                  7.2 EMC SHALL NOT BE LIABLE FOR ANY CONTENT PROCESSED OR STORED ON THE SYSTEM EVEN IF SUCH CONTENT WAS KNOWN BY EMC. COMPANY SHALL HOLD HARMLESS AND INDEMNIFY EMC FROM ANY LOSS OR DAMAGES (INCLUDING REASONABLE ATTORNEYS FEES) INCURRED BY EMC BECAUSE OF ANY CLAIMS, SUITS OR DEMANDS OF THIRD PARTIES ARISING OUT OF OR RESULTING FROM ANY CONTENT PROVIDED BY COMPANY TO EMC FOR PLACEMENT ON THE APPLICATION.

                  7.3 EXCEPT FOR CLAIMS BY THIRD PARTIES THAT THE INSTALLATION AND/OR OPERATION OF THE APPLICATIONS BY EMC AND/OR COMPANY INFRINGE ON THE INTELLECTUAL PROPERTY RIGHTS OF SAID THIRD PARTIES, EMC'S ENTIRE LIABILITY FOR ANY CLAIM, LOSS, DAMAGE OR EXPENSE FROM ANY CAUSE WHATSOEVER, REGARDLESS OF THE FORM OF THE ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, SHALL BE LIMITED TO THE GREATER OF THE AMOUNTS PAID BY THE COMPANY TO EMC DURING THE PREVIOUS 12 MONTH PERIOD OR $100,000.

                  7.4 NEITHER PARTY SHALL BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, OR ANY OTHER INDIRECT LOSS OR DAMAGE, INCLUDING LOST PROFITS OR LOST DATA, ARISING OUT OF THIS AGREEMENT OR ANY OBLIGATION RESULTING THEREFROM, OR THE USE OR PERFORMANCE OF ANY SERVICE, WHETHER IN AN ACTION FOR OR ARISING OUT OF ANY CAUSE WHATSOEVER, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE.

         8. CONFIDENTIALITY

                  The disclosure of Confidential Information shall be governed by the Agreement entered into by the parties on October 25, 1999, of which a copy is attached to an made a part of this Agreement.

         9. GENERAL
                  9.1 This Agreement* and any Statement(s) of Work attached to this Agreement, is the complete and exclusive agreement of the parties and supersedes all prior written agreements with respect to the subject matter, including without limitation the

*Certain Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

Letter of Intent executed by the parties as of October 18, 1999. Neither this Agreement nor any Statement of Work may be altered or amended except in writing and executed by their authorized representatives.

                  9.2 Neither party will be liable to the other for any failure or delay in performing the services or obligations set forth in this Agreement, due in whole or in party to the extent that such failure or delay is caused by events beyond the reasonable control of the non-performing party, including without limitation acts of God, natural or human-caused disasters such as flood or fire, civil disturbances or strikes by employees other than employees of the non-performing party.

                  9.3 This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, excluding its choice of law provisions.

                  9.4 Sections 3.2, 4.4, 5, 7, 8 and 9 shall survive termination of this Agreement.

                  9.5 All notices under this Agreement shall be in writing and shall be given in person or by certified or registered mail or overnight courier to the attention of the respective General Corporate Counsel at the addresses set forth above.

                  9.6 All headings in this Agreement are inserted for convenience only and are not intended to effect the meaning or interpretation of this Agreement or any clause.

                  9.7 No omission or delay on the part of either party in requiring the fulfillment by the other party of its obligations hereunder shall constitute a waiver of its rights to require the fulfillment of any other obligation hereunder, or a waiver of any remedy it might have hereunder.

                  9.8 EMC shall not be in breach of this Agreement due to any failure to meet any Target Completion Date (as defined in the (Statement of Work) due to any cause under the reasonable control of Company or as stated in section 9.2

         Signed by authorized representatives of both parties.

COMPANY: ZAP.COM                          EMC CORPORATION

By:    /s/ Gaetano Guglielmino            By:      /s/ Charles J. Cavallaro
       _______________________                     ________________________

Name:  Gaetano Guglielmino                Name:    Charles J. Cavallaro

Title: Director, Marketing and Sales      Title:   Sr. V.P. Operations,

                           STATEMENT OF WORK NUMBER 01

This document is the Statement of Work referenced in the Internet Services Agreement (the "Agreement") by and between EMC Corporation ("EMC") and Zap.Com (the "Company") made on the 28h day of December, 1999 (the "Effective Date").

EXECUTIVE SUMMARY

Zap (Zap.com) has expressed a desire for an outsourced environment for its web site. Zap.com requires that the site always be available and responsive, and for system administrators to be available 24x7 to service the site. Zap.com has partnered with Auergen for development and implementation of its site.

EMC proposes to provide a custom, dedicated Internet hosting environment to meet Zap.com's requirements. The site will be hosted in EMC's Hopkinton, MA facility. EMC will provide 24x7 year-round system monitoring and system administration of the site. EMC will also provide sufficient bandwidth and storage to meet Zap.com's present and projected needs.

The hosted solution for Zap.com will include

* All disk storage will be provided on EMC's Symmetrix storage systems. The Fast Wide Differential SCSI connections to the Symmetrix storage system will provide fast and reliable access to all data. This solution leverages the state-of-the-art network infrastructure and automated backup infrastructure provided by EMC Internet Services.


EXPLANATION OF PROJECT

Company has requested EMC to provision and operate equipment, software and services to host Zap.com. Zap.com's initial site deployment will consist of __________ owned by Zap.com.*

LOAD BALANCING

The load-balanced solution will consist of two systems connecting to the front-end web servers as described above. Load balancing will be setup and in place for the initial phase of this project. The load balancing solution is subject to final technical review after receipt of technical application information from Zap.com. The redundant load balancing solution is included in this proposal.

ON-LINE BACKUP AND RECOVERY

EMCs' TimeFinder solution is available for 24 hour database availability, on-line backup and disaster recovery solution, and has been included in this proposal. TimeFinder makes a real-time copy of the database on the Symmetrix and calls it a Business Continuance Volume (BCV). These volumes are continuously updated on-line. When it's time to do backup, the BCV is disconnected from the production database and backed up using one of our standard backup software tools. The volume will be resynchronized with the database after the backup is done with minimal impact to the server. All this is accomplished without any downtime. Additional solutions are available for off-site disaster recovery needs. Additional information and diagrams can be found in the TimeFinder section of this document.

SOFTWARE

Software licensing and maintenance for Solaris and Oracle Application Server have been included in this proposal. Oracle Database Pricing has been included for both purchase and lease options - See Pricing charts for details.

*Certain Confidential information on this page has been omitted and filed seperately with the Securities and Exchange Commission.

RAPID DEPLOYMENT & CAPACITY PLANNING

From the time an order is received, EMC will procure and provision all the specified hardware, install and test the application software, and will turn the site over to Zap.com for content load. Implementation will be scheduled based on data center availability. On an ongoing basis, EMC will provide proactive system monitoring and administration of the site, including maintenance of the database and operating system software. As the anticipated growth in demand of the Zap.com site materializes, EMC will notify Zap.com of potential issues and recommend changes in hardware, software or procedures to accommodate demand. EMC will also assure that sufficient bandwidth and storage is available to meet present and projected needs.

The specific details of the site design are discussed in the "EMC Solution" section of the proposal. An overview of the standard services is as follows:

- a dedicated project manager responsible for all issues impacting the site
- a primary technical lead with additional technical expertise available as needed.
-        24x7 automatic monitoring
-        capacity planning services
-        24x7 Customer Support Hotline.
- 24x7 System Administration and technical support including application-specific support.
-        a highly secure and safe environment for the facility and the network
-        redundant power and air conditioning
-        premium grade service relationships with equipment suppliers
- redundant T3 (45 Mb/s) connections from multiple Internet access providers
- redundant and highly available data storage on EMC Symmetrix storage systems.
-        automated data backup mechanism
-        standard client access and site reporting

For purposes of this Statement of Work and the Internet Services Agreement of which it is a part, "Application" shall mean the company's internet web site and banner.

1.0      PROJECT COORDINATORS

EMC and Company will each designate a single point of contact, pursuant to sections 3.1 and 4.3 of the Agreement.

2.0      SCHEDULE FOR PERFORMANCE

EMC will procure and provision the server hardware, install the operating system and application software provided by Company, and will turn the site over to Company for content load based on the agreed upon schedule.

3.0      REPORTS AND/OR MEETINGS REQUIRED

Weekly status meetings are required. The meetings will occur between EMC's project manager and Zap's technical team project manager (Auragen
Communications).

4.0      LIST OF EQUIPMENT AND SERVICES

EMC will provide:*

*Certain Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

5.0      PAYMENT SCHEDULE

Company agrees to the following payment schedule. Invoice will be issued and payable upon request.

DESCRIPTION                         PRICE
-----------                         -----
*


First payment shall be due the last day of the calendar month in which the Definitive Agreement is executed with each subsequent monthly payment due on the 30th day of each month thereafter.

7.0      DELIVERY DATE

Friday, January 7, 2000.



COMPANY                                     EMC CORPORATION
By: ______________________________          By: _______________________________
Name:                                       Name: _____________________________
Title:                                      Title: ____________________________


* Certain Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

                           STATEMENT OF WORK NUMBER 02

This document is included by reference into the Internet Services Agreement (the "Agreement") by and between EMC Corporation ("EMC") and Zap.Com (the "Company") made on the 28th day of December, 1999 (the "Effective Date").

All terms and conditions of the Agreement remain in full effect, except as modified herein.

1.0      EXPLANATION OF PROJECT

Company has requested EMC to provision the Allaire, JRun, software for its two web servers. EMC will own and operate software.

2.0      PROJECT COORDINATORS

EMC and Company will each designate a single point of contact, pursuant to sections 3.1 and 4.3 of the Agreement.

3.0      SCHEDULE FOR PERFORMANCE

EMC will procure and provision the software provided by EMC, and will turn the site over to Company for content load based on the agreed upon schedule.

4.0      REPORTS AND/OR MEETINGS REQUIRED

No special reports or meetings are required. Meetings will be scheduled at the discretion of Company and EMC.

5.0      LIST OF EQUIPMENT AND SERVICES

EMC will provide:  *



6.0      PAYMENT SCHEDULE

Company agrees to the following payment schedule. Invoice will be issued and payable upon request.

DESCRIPTION                         PRICE
-----------                         -----
          *


First payment shall be due the last day of the calendar month in which the Definitive Agreement is executed with each subsequent monthly payment due on the 30th day of each month thereafter.

COMPANY                                     EMC CORPORATION
By: ______________________________          By: _______________________________

Name:                                       Name: _____________________________

Title:                                      Title: ____________________________


* Certain Confidential information on this page has been omitted and filed separately with Securities and Exchange Commission.

                           STATEMENT OF WORK NUMBER 03


This document is included by reference into the Internet Services Agreement (the "Agreement") by and between EMC Corporation ("EMC") and Zap.Com (the "Company") made on the 28th day of December, 1999 (the "Effective Date").

All terms and conditions of the Agreement remain in full effect, except as modified herein.

1.0      EXPLANATION OF PROJECT

Company has requested EMC provide and operate DoubleClick software and services to host Zap.Com Ad Serving Application. The Hardware has already been deployed in SOW #01, so this would be an addition for Software Licensing and Services to support the Ad Serving Application.

EMC will purchase the appropriate licensing and support for the DoubleClick product set on behalf of Company pursuant to a DoubleClick Ad Server Network License Agreement and Software Maintenance and Support Agreement in the form annexed hereto as Exhibit A and Exhibit B, respectively, and assign all of its right, title and interest therein to the Company and the Company will assume all obligations thereunder except for the payment of any fees thereunder, all of which shall be effected pursuant to an Assignment and Assumption Agreement in the form of Exhibit C annexed hereto. The Assignment and Assumption Agreement shall control over any conflicts between it and the Agreement.

EMC will purchase the appropriate licensing and support for the DoubleClick product set on behalf of the Company.

2.0      PROJECT COORDINATORS

EMC and Company will each designate a single point of contact, pursuant to Sections 3.1 and 4.3 of the Agreement.

3.0      SCHEDULE FOR PERFORMANCE

EMC will procure and provision the software, and will turn the site over to the Company for content load based on the agreed upon schedule.

4.0      REPORTS AND/OR MEETINGS REQUIRED

No special reports or meetings are required. Meetings will be schedule at the discretion of the Company and EMC.

5.0      LIST OF EQUIPMENT AND SERVICES

EMC will provide:


6.0      PAYMENT SCHEDULE

Company agrees to the following payment schedule. Invoice will be issued and payable upon request.



COMPANY                                     EMC CORPORATION

By: ______________________________          By:________________________________
Name:                                       Name:
Title:                                      Title:

                           STATEMENT OF WORK NUMBER 04

This document is the Statement of Work referenced in the Internet Services Agreement (the "Agreement") by and between EMC Corporation ("EMC") and Zap.Com (the "Company") made on the 28th day of December, 1999 (the "Effective Date").

EXECUTIVE SUMMARY

- The Company has expressed a desire for EMC to purchase a license for _________ and services to install and setup the partitioning as needed.


EMC will own and operate the software, and will be fully and exclusively responsible for its maintenance and repair. Company will provide any application-specific software and data.


1.0      PROJECT COORDINATORS

EMC and Company will each designate a single point of contact, pursuant to sections 3.1 and 4.3 of the Agreement.

2.0      SCHEDULE FOR PERFORMANCE

EMC will procure and provision the server hardware, install the operating system and application software provided by Company, and will turn the site over to Company for content load based on the agreed upon schedule.

3.0      REPORTS AND/OR MEETINGS REQUIRED

 Weekly status meetings are required. The meetings will occur between EMC's project manager and Zap's technical team project manager (Auragen
Communications).

4.0      LIST OF EQUIPMENT AND SERVICES

EMC will provide:*

*Certain Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.

5.0      PAYMENT SCHEDULE

Company agrees to the following payment schedule. Invoice will be issued and payable upon request.

DESCRIPTION                         PRICE
-----------                         -----
*



First payment shall be due the last day of the calendar month in which the Definitive Agreement is executed with each subsequent monthly payment due on the 30th day of each month thereafter.

7.0      DELIVERY DATE

January 6, 2000




COMPANY                                     EMC CORPORATION
By: ______________________________          By: __________________________

Name:                                       Name: ________________________

Title:                                      Title: _________________________

* Certain Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.